AMENDMENT NO. 3
TO
LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT, dated as of September [12], 2024 (this "Amendment"), is entered into by and among **UNIQUE LOGISTICS INTERNATIONAL, INC.**, a Nevada corporation ("Parent"), **UNIQUE LOGISTICS HOLDINGS, INC.**, a Delaware corporation ("Holdings"), **UNIQUE LOGISTICS INTERNATIONAL (NYC), LLC**, a Delaware limited liability company ("New York"), **UNIQUE LOGISTICS INTERNATIONAL (BOS), INC.**, a Massachusetts corporation ("Boston" and, together with Parent, Holdings and New York, collectively, "Borrower") and **TBK BANK, SSB**, with offices at 3 Park Central, Suite 1700, 12700 Park Central Drive, Dallas, Texas 75251 (hereinafter called "Lender").

W I T N E S S E T H:

WHEREAS, pursuant to the Loan and Security Agreement, dated as of July 20, 2023 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement") by and among Borrower and Lender, Lender has agreed to make or issue Loans and other certain financial accommodations thereunder; and

WHEREAS, Borrower has requested that Lender and Lender has agreed to make certain modifications to the Loan Agreement, subject to the terms and conditions contained herein; and

WHEREAS, Borrower and Lender intend to evidence such amendments pursuant to the terms hereof.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Interpretation. All terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1. Additional Definitions. Section 1.02 of the Loan Agreement is hereby amended to add the following new definitions in the appropriate alphabetical order:

" "Amendment No. 3 Closing Date" means September 12, 2024."

" "Temporary Increase Period" means the period commencing on the Amendment No. 3 Closing Date through and including six (6) months from such Amendment No. 3 Closing Date."

2.2. Maximum Facility. The definition of Maximum Facility set forth in Section 1.02 of the Loan Agreement is deleted in its entirety and the following substituted therefor:

" "Maximum Facility" means (a) during the Temporary Increase Period, $30,000,000 and (b) at all times thereafter, $25,000,000."

3. Representations and Warranties. Borrower represents and warrants with and to Lender as follows, which representations and warranties shall survive the execution and delivery hereof:

3.1. This Amendment has been duly executed and delivered by Borrower. This Amendment constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

3.2. The representations and warranties of Borrower or its Subsidiaries contained in the Loan Agreement or any of the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or Material Adverse Change (or words of similar import) in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or Material Adverse Change (or words of similar import) in the text thereof) as of such earlier date).

3.3. No Default or Event of Default exists or has occurred and is continuing as of the date of, and after giving effect to, this Amendment.

4. Increase Fee. In addition to all costs, fees and expenses payable by Borrower to Lender pursuant to the Loan Agreement, Borrower shall pay to Lender an increase fee equal to $15,000 in respect of its increase to the Maximum Facility in accordance with the terms hereof (such fee, the "Increase Fee"), which Increase Fee shall be fully earned, due and payable on the date hereof and nonrefundable in any event.

5. Conditions Precedent. This Amendment shall be effective only upon the satisfaction (or waiver by Lender in writing) of each of the following conditions precedent:

5.1. Lender shall have received this Amendment, dated as of the date hereof, duly authorized, executed and delivered by Borrower and Lender; and

5.2. Receipt by Lender of the Increase Fee.

6. Effect of Amendment. Except as expressly set forth herein and in prior amendments, no other amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrower shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement. This Amendment is a Loan Document. The Loan Agreement remains in full force and effect, and nothing contained in this Amendment will constitute a waiver of any right, power or remedy under the Loan Agreement or any other Loan Document.

7. Choice of Law, Venue and Jurisdiction. Section 9.15 of the Loan Agreement is hereby incorporated herein by cross-reference, *mutatis mutandis*.

8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

9. Waiver, Modification, Etc. No provision or term of this Amendment No may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.

10. Further Assurances. Borrower shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

11. Entire Agreement. This Amendment and the Loan Agreement represent the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

12. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

13. Counterparts. This Amendment and any notices delivered under this Amendment may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law, including, Texas Uniform Electronic Transactions Act (V.T.C.A., Bus. & C. § 322.001, et seq. and UCC § 1.108) as either may be amended from time to time; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Lender reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or on any notice delivered to Lender under this Amendment. This Amendment and any notices delivered under this Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Amendment and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of this Amendment or notice. The foregoing shall apply to each other Loan Document *mutatis mutandis*.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

UNIQUE LOGISTICS INTERNATIONAL, INC.

DocuSigned by:

By: Sunandan Ray

7990E0D267524B0

Name: Sunandan Ray

Title: CEO

UNIQUE LOGISTICS HOLDINGS, INC.

DocuSigned by:

By: Sunandan Ray

7990E0D267524B0

Name: Sunandan Ray

Title: CEO

UNIQUE LOGISTICS INTERNATIONAL (NYC), LLC

DocuSigned by:

By: Sunandan Ray

7990E0D267524B0

Name: Sunandan Ray

Title: CEO

UNIQUE LOGISTICS INTERNATIONAL (BOS), INC.

DocuSigned by:

By: Sunandan Ray

7990E0D267524B0

Name: Sunandan Ray

Title: CEO

LENDER:

TBK BANK, SSB

By: ______________________

Name: Anthony Epperson

Title: Vice President